                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-04739

                              The Zweig Fund, Inc.
               (Exact name of registrant as specified in charter)

                            900 Third Ave, 31st Floor
                             New York, NY 10022-4728
               (Address of principal executive offices) (Zip code)

                               Kevin J. Carr, Esq.
                      Vice President, Chief Legal Officer,
                      Counsel and Secretary for Registrant
                                100 Pearl Street
                             Hartford, CT 06103-4506
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 800-272-2700

Date of fiscal year end: December 31

Date of reporting period: December 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (S) 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

OFFICERS AND DIRECTORS
George R. Aylward
President, Chairman and Chief Executive Officer

Carlton Neel
Executive Vice President

David Dickerson
Senior Vice President

Marc Baltuch
Chief Compliance Officer and Vice President

Moshe Luchins
Vice President

Kevin J. Carr
Chief Legal Officer and Secretary

Nancy Curtiss
Treasurer

Jacqueline Porter
Vice President and Assistant Treasurer

Charles H. Brunie
Director

Wendy Luscombe
Director

Alden C. Olson, Ph.D.
Director

James B. Rogers, Jr.
Director

R. Keith Walton
Director

INVESTMENT ADVISER
Zweig Advisers LLC
900 Third Avenue
New York, NY 10022-4793

FUND ADMINISTRATOR
VP Distributors, Inc
100 Pearl Street
Hartford, CT 06103-4506

CUSTODIAN
The Bank of New York Mellon
One Wall Street
New York, NY 10286

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
2001 Market Street
Philadelphia, PA 19103-7042

LEGAL COUNSEL
Katten Muchin Rosenman LLP
575 Madison Avenue
New York, NY 10022-2585

TRANSFER AGENT
Computershare Trust Company, NA
P.O. Box 43010
Providence, RI 02940-3010

--------------------------------------------------------------------------------

   This report is transmitted to the shareholders of The Zweig Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

                                                                           Q4-09

      Annual Report



      Zweig

      THE ZWEIG FUND, INC.


      December 31, 2009

                                  [LOGO]

  VIRTUS
  INVESTMENT PARTNERS

               FUND DISTRIBUTIONS AND MANAGED DISTRIBUTION PLAN

   The Fund has a Managed Distribution Plan to pay 10% of the Fund's net asset value on an annualized basis. Distributions may represent earnings from net investment income, realized capital gains, or, if necessary, return of capital. The board believes that regular quarterly, fixed cash payouts will enhance shareholder value and serve the long-term interests of shareholders. You should not draw any conclusions about the Fund's investment performance from the amount of the distributions or from the terms of the Fund's Managed Distribution Plan.

   The Fund estimates that it has distributed more than its income and net realized capital gains in the fiscal year to date; therefore, a portion of your distributions may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund's investment performance and should not be confused with "yield" or "income".

   The amounts and sources of distributions reported in Section 19(a) notices of the 1940 Act are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send shareholders a Form 1099-DIV for the calendar year that will tell you how to report distributions for federal income tax purposes.

   The Board may amend, suspend or terminate the Managed Distribution Plan at any time, without prior notice to shareholders if it deems such action to be in the best interest of the Fund and its shareholders.

   Information on the Zweig funds is available at www.Virtus.com. Section 19(a) notices are posted on the website at:.
http://www.virtus.com/products/closed/details.aspx?type=individual&fundid=ZF

                                                               February 1, 2010

DEAR FELLOW ZWEIG FUND SHAREHOLDER:

   I am pleased to share with you the manager's report and commentary for The Zweig Fund, Inc. for the fiscal year ended December 31, 2009.

   The Zweig's Fund's net asset value increased 5.12% for the quarter ended December 31, 2009, including $0.095 in reinvested distributions. During the same period, the S&P 500 Index gained 6.04%, including reinvested dividends. The Fund's average equity exposure for the quarter was approximately 79%.

   For the fiscal year ended December 31, 2009, the Fund's net asset value rose 23.22%, including $0.343 in reinvested distributions. For the same period, the S&P 500 increased 26.46% including reinvested dividends. The Fund's average equity exposure for the year was approximately 79%.

              Sincerely,

              /s/ George R. Aylward
              George R. Aylward
              President, Chairman and Chief Executive Officer
              The Zweig Fund, Inc.

                          MARKET OVERVIEW AND OUTLOOK

   It was famine and feast for the stock market in 2009, capping one of the most volatile decades in financial history. Following a steep slump early in the year, the major indexes rebounded strongly to achieve their best year on a percentage basis since 2003.

   Rising 15%/(1)/ in the fourth quarter, the Dow Jones Industrial Average ended 2009 at 10,428, marking a gain of 18.8%/ (1)/. This was an increase of 59%/(1)/ from its 12-year low touched on March 9, but still 26%/(1)/ below its record close of 16,164 on October 9, 2007. For the decade, the Dow lost 9.3%/(1)/.

   The S&P 500 Index, which gained 15%/(1)/ in the final quarter, closed the year at 1,115.10, up 65%/(1)/ from its March low, and an increase of 23.5%/(1)/ for 2009. The index slipped 24.1%/(1)/ for the decade.

   The technology-heavy Nasdaq Composite, which was hardest hit by the bursting of the dot-com bubble, rose 15.5%/(1)/ in the last quarter and surged 43.9%/(1)/ for the year. It was the largest annual point gain since 1999 and the second greatest point rise in its history. However, it still left the Nasdaq down 44.2%/(1)/ for the past 10 years.

   Last year was also comeback time for world markets. Excluding the U.S., the Dow Jones World Index climbed nearly 40%/(1)/ in dollar terms for 2009. China's Shanghai Composite exploded 80%/(1)/ and Japan's Nikkei Stock Average of 225 companies gained 19%/(1)/. In Europe, Britain's FTSE 100 rose 22.1%/(1)/ and Germany's DAX Index was up 23.8%/(1)/.

--------
(1) Return excludes reinvested dividends

 Managed Distribution Plan: The Fund has a policy to distribute 10% of its net asset value annually. Please see the inside front cover for more details.

   Back at home, Federal Reserve (the "Fed") Chairman Ben Bernanke said he expected "moderate" economic growth in 2010 but cautioned that it "would be at a pace slower than we would like." While conceding that the economy faced "formidable headwinds," he said he saw no signs of a bubble. Mr. Bernanke also said low inflation and the economy's slack warranted keeping today's "exceptionally low interest rates for an extended period." He later warned that at some point as "the economic recovery takes hold, the Fed will need to tighten policy to prevent the emerging of an inflation problem down the road."

   Although there was an uptick in consumer prices in November, that inflation component still seems tame. The Labor Department reported that consumer prices edged up a seasonally adjusted 0.4% in November after an 0.3% rise in October. Excluding the volatile food and energy sectors, the November core inflation rate was unchanged from the previous month. At the same time, the Commerce Department reported that consumer spending increased moderately in November, going up just 0.2% on an inflation adjusted basis. Wholesale prices climbed 1.8% in November after a 0.3% gain in October. That core rate was up 0.5%, the largest monthly increase in over a year.

   The Fed reported that industrial production increased 0.8% in November from the previous month. It also noted that the rate by which industries used their available capacity increased to 71.3% from a revised 70.67% in October. The Fed also reported that third-quarter worker productivity was not as strong as previously reported. While the annual rate dipped to 8.13% from the formerly reported 9.5% estimate, it was still the highest figure in six years.

   Another revised estimate revealed that the U.S. economy grew more slowly than previously reported. The Commerce Department said that the nation's gross domestic product of goods and services (GDP) increased at a 2.8% annual rate in the third quarter instead of its earlier projection of 3.5%. However it was still the first increase since the second quarter of 2008.

   The housing market, a key component of the economy, is presenting a mixed picture. The Commerce Department reported that new home construction increased 8.9% in November on a seasonally adjusted annual rate of 574,000 units, while the Census Bureau said new home sales tumbled 11.3% that month. Meanwhile, the National Association of Realtors announced that sales of existing homes increased 7.4% to a seasonally adjusted rate of 6.54 million units -- the highest level since February 2007.

   Upbeat economic news came from the Institute for Supply Management which reported that its index of manufacturing activity rose to 55.9 in December from
53.6 in November, to the highest reading since April 2006. Any score above 50 indicates expansion. Bullish sentiment was echoed by the Conference Board, which said its index of leading economic indicators gained 0.9% in November following a 0.3% rise in October.

   Less positive was the news from the employment front. The Commerce Department reported that another 85,000 jobs were cut in December, bringing the total job loss to 7.2 million since the recession began in December 2007. While the unemployment rate of 10% was unchanged from November, it was only because many workers stopped looking for jobs that month and thus weren't counted.

   Growth prospects for the fourth quarter were heightened by the Commerce Department report that the U.S. trade deficit narrowed in October to $32.9 billion. Exports rose 2.6%, its sixth straight monthly increase, while imports gained only 0.4%. The weaker dollar has helped to spur exports. Tracked against a basket of sixteen other currencies the dollar ended 2009 down 5%, according to the J.P. Morgan Chase Index. For the year, the dollar declined 2.94% against the euro and increased 2.6% against the yen.

   Merger and acquisition deal volume in the U.S. fell 10% in 2009 to $766.8 billion from $850.6 billion in 2008, according to Dealogic. There were 7,140 U.S. deals last year, a drop of 17% from the 8,614 a year earlier. Global activity also declined, with deal volume totaling $2.3 trillion in 2009, off 22% from $2.94 trillion in 2008 and the lowest volume since $1.98 trillion in 2004.

   There was a great disparity in global initial public offerings ("IPO") of stocks in 2009 with Asia taking the lion's share by far, according to Dealogic. China alone completed 185 deals totaling $50.5 billion, over double the amount completed in the U.S. and Europe combined. The U.S. achieved 49 deals totaling $16.7 billion while Europe had 69 deals valued at only $7.7 billion. While the global number of IPOs last year declined 15% to 583, the dollar volume increased 50% over 2008 to $114.7 billion.

   Looking to the future, companies in the S&P 500 Index are expected to earn $77.84 a share in 2010, an increase of about 30% over last year, according to Thomson Financial. The less optimistic Wall Street Journal consensus survey forecast a 21% gain to $72.62 a share.

   Based on these earning forecasts for 2010, Bloomberg News reported that stocks in the S&P 500 Index were trading at a price/earnings ratio of 14.18 at the year end against 13.98 on September 30 and 11.34 at the close of 2008. These figures compare with an average P/E ratio of 14.9 dating back to 1984. For trailing twelve-month earnings, the ratios were 24.52, 19.56, and 18.8 respectively. To us, these valuations seem about fairly priced. They are not cheap but they are also not widely out of line.

   Following a dismal year, companies are expected to increase their dividend payments by 6.1% for 2010, according to Howard Silverblatt, senior index analyst at Standard and Poor's. Mr. Silverblatt believes that "the dividend recovery will be slow" and that it will take until 2012 to 2013 to return to where we were. Last year 804 companies cut dividends against 110 two years ago and was at the highest level since the S&P began collecting data in 1955. The number of dividend increases fell 36.4% to a record low.

   As far as the market outlook is concerned, analysts are far more optimistic than individual investors. Surveyed by Investors Intelligence, analysts tallied 52% bulls and 17% bears at the year end. At the same time, the American Institute of Investors reported that its members were evenly split, with 38% bulls and 38% bears. Our viewpoint is somewhere between the investors and the analysts. The public is gun shy. They have been selling domestic stock mutual funds and buying bond funds. Analysts, meanwhile, are optimistic because interest rates are still low and the tape has been performing pretty well.

   We think that the economy turned around about six months ago and earnings will be higher than most people expect. Corporations have cut a lot of fat from their operations and if, or as, the economy turns up, profit margins will be quite high, which is bullish for the market.

   One factor that is making us somewhat nervous right now is the highly optimistic sentiment indicators. However, as the old saying goes, the bull market has to climb a wall of worry and there is always plenty to worry about. There will be a correction at some point but it doesn't necessarily have to be a big one. On the whole, today's market looks positive. Consequently, we are about 82% invested, which is somewhat bullish for us.

              Sincerely,

                                                  [GRAPHIC]


              Martin E. Zweig, Ph.D.
              President
              Zweig Consulting LLC

                             PORTFOLIO COMPOSITION

   The Fund's leading stock market sectors as of December 31, 2009 included Information Technology, Energy, Consumer Staples, Health Care and Industrials. Although there were some changes in percentages held, all of the above appeared in our previous listing. During the quarter we added to our holdings in Energy and Consumer Staples and reduced our positions in Financials and Consumer Discretionary.

   Our leading individual positions as of December 31, 2009, included Biogen Idec, Cisco, Continental Airlines, Costco, Johnson & Johnson, Microsoft, Occidental Petroleum, QUALCOMM, Research in Motion and Union Pacific. Although there were no changes in shares held, Biogen Idec, Johnson & Johnson, Microsoft and Occidental Petroleum are new to this listing. Also new is Research in Motion, where we increased our holdings. We have trimmed our positions in Freeport-McMoRan, NIKE, PepsiCo, Phillip Morris International and Under Armour, and these companies are no longer among our top positions.

              Sincerely,



              /s/ Carlton Neel
              Carlton Neel
              Executive Vice President
              Zweig Advisers, LLC

ASSET ALLOCATIONS AS OF DECEMBER 31, 2009

   The following graph illustrates asset allocations within certain sectors and as a percentage of total investments as of December 31, 2009.

                                     [CHART]

($ reported in thousands)
Sector Weightings as of December 31, 2009:

15.0%     Information Technology
13.0%     Energy
10.0%     Consumer Staples
10.0%     Health Care
 9.0%     Industrials
 7.0%     Materials
 4.0%     Consumer Discretionary
 4.0%     Telecommunications Services
28.0%     Other (includes short-term investments)





The preceding information is the opinion of portfolio management. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
For information regarding the indexes cited and key investment terms used in this report see pages 6-7.

KEY INVESTMENT TERMS

AMERICAN DEPOSITARY RECEIPT (ADR): Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a U.S. bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

CONFERENCE BOARD REPORT: Widely followed economic indicators, particularly the Consumer Confidence Index ("CCI"). The Conference Board also connects some 2,000 companies via forums and peer-to-peer meetings to discuss what matters to companies today: issues such as top-line growth in a shifting economic environment and corporate governance standards.

CONSUMER PRICE INDEX (CPI): Measures the pace of inflation by measuring the change in consumer prices of goods and services, including housing, electricity, food, and transportation, as determined by a monthly survey of the U.S. Bureau of Labor Statistics. Also called the cost-of-living index.

DAX INDEX: A total return index of 30 selected German blue chip companies traded on the Frankfurt Stock exchange. It is a free float weighted index.

DEFLATION: A general decline in prices, if it persists, generally creates a vicious spiral of negatives such as falling profits, closing factories, shrinking employment and incomes, and increasing defaults on loans by companies and individuals. To counter deflation, the Federal Reserve (the Fed) can use monetary policy to increase the money supply and deliberately induce rising prices, causing inflation.

DOW JONES GLOBAL EX. U.S. INDEX/SM/: A market capitalization-weighted index which covers approximately 95% of the market capitalization of the represented countries of Australia, Austria, Belgium, Brazil, Bulgaria, Canada, Chile, Cyprus, Czech Republic, Denmark, Estonia, Finland, France, Germany, Greece, Hong Kong, Hungary, Indonesia, Ireland, Italy, Japan, Latvia, Lithuania, Malaysia, Malta, Mexico, Netherlands, New Zealand, Norway, Philippines, Poland, Portugal, Romania, Singapore, Slovakia, Slovenia, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand and the United Kingdom.

DOW JONES INDUSTRIAL AVERAGE/SM/: A price-weighted average of 30 blue chip stocks. The index is calculated on a total return basis with dividends reinvested.

FEDERAL RESERVE: The central bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

FTSE 100 INDEX: A capitalization weighted index of the 100 most capitalized companies traded on the London Stock Exchange.

GROSS DOMESTIC PRODUCT (GDP): An important measure of the United States' economic performance, GDP is the total market value of all final goods and services produced in the U.S. during any quarter or year.

INFLATION: Rise in the prices of goods and services resulting from increased spending relative to the supply of goods on the market.

INITIAL PUBLIC OFFERING (IPO): A company's first sale of stock to the public.

INSTITUTE FOR SUPPLY MANAGEMENT (ISM) REPORT ON BUSINESS/(R)/: An economic forecast, released monthly, that measures U.S. manufacturing conditions and is arrived at by surveying 300 purchasing professionals in the manufacturing sector representing 20 industries in all 50 states.

INVESTORS INTELLIGENCE SURVEY: A weekly survey published by Chartcraft, an investment services company, of the current sentiment of approximately 150 market newsletter writers. Participants are classified into three categories: bullish, bearish or waiting for a correction.

NASDAQ COMPOSITE/(R)/ INDEX: A market capitalization-weighted index of all issues listed in the NASDAQ (National Association Of Securities Dealers Automated Quotation System) Stock Market, except for closed-end funds, convertible debentures, exchange traded funds, preferred stocks, rights, warrants, units and other derivative securities. The index is calculated on a total return basis with dividends reinvested.

NATIONAL ASSOCIATION OF REALTORS (NAR): A trade organization of Real Estate professionals, founded in 1908 as the National Association of Real Estate Exchanges.

NIKKEI 225 STOCK AVERAGE: A price weighted average of 225 top-rated Japanese companies listed in the First Section of the Tokyo Stock Exchange.

PRICE-TO-EARNINGS RATIO (P/E): A valuation measure calculated by dividing a stock's price by its current or projected earnings per share. The P/E ratio gives an idea of how much an investor is paying for current or future earnings power.

S&P 500/(R)/ INDEX: A free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

SHANGHAI COMPOSITE INDEX: A capitalization weighted index that tracks the daily price performance of all A shares and B shares listed on the Shanghai Stock Exchange.

Indexes cited are unmanaged and not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

                             THE ZWEIG FUND, INC.

                            SCHEDULE OF INVESTMENTS

                               DECEMBER 31, 2009
($ REPORTED IN THOUSANDS)

                                                         NUMBER OF
                                                          SHARES    VALUE
                                                         --------- --------
     INVESTMENTS
     COMMON STOCKS                                 77.2%
     CONSUMER DISCRETIONARY -- 4.3%
        McDonald's Corp..............................      94,000  $  5,869
        NIKE, Inc. Class B...........................      94,000     6,211
        Under Armour, Inc. Class A/(2)/..............     109,000     2,972
                                                                   --------
                                                                     15,052
                                                                   --------
     CONSUMER STAPLES -- 10.2%
        Altria Group, Inc............................     310,000     6,085
        Bunge Ltd....................................      88,000     5,617
        Clorox Co. (The).............................      98,000     5,978
        Costco Wholesale Corp........................     115,000     6,804
        PepsiCo, Inc.................................      96,000     5,837
        Philip Morris International, Inc.............     120,000     5,783
                                                                   --------
                                                                     36,104
                                                                   --------
     ENERGY -- 13.1%
        Chevron Corp.................................      76,000     5,851
        ConocoPhillips...............................     115,000     5,873
        Halliburton Co...............................     195,000     5,868
        Massey Energy Co.............................     128,000     5,377
        Occidental Petroleum Corp....................      81,000     6,589
        Petroleo Brasileiro SA ADR...................     130,000     6,199
        Valero Energy Corp...........................     245,000     4,104
        Williams Cos., Inc. (The)....................     302,000     6,366
                                                                   --------
                                                                     46,227
                                                                   --------
     FINANCIALS -- 3.0%
        Goldman Sachs Group, Inc. (The)..............      34,000     5,740
        Hudson City Bancorp, Inc.....................     360,000     4,943
                                                                   --------
                                                                     10,683
                                                                   --------
     HEALTH CARE -- 10.2%
        Biogen Idec, Inc./(2)/.......................     124,000     6,634
        Gilead Sciences, Inc./(2)/...................     129,000     5,583
        Johnson & Johnson............................     103,000     6,634

                       See notes to financial statements

                                                       NUMBER OF
                                                        SHARES    VALUE
                                                       --------- --------
       HEALTH CARE (CONTINUED)
          Shire plc ADR.............................    102,000  $  5,987
          St. Jude Medical, Inc./(2)/...............    142,000     5,223
          UnitedHealth Group, Inc...................    195,000     5,944
                                                                 --------
                                                                   36,005
                                                                 --------
       INDUSTRIALS -- 9.4%
          Caterpillar, Inc..........................     62,000     3,533
          Continental Airlines, Inc. Class B/(2)/...    370,000     6,631
          Dryships, Inc./(2)/.......................    943,000     5,488
          Foster Wheeler AG/(2)/....................    160,000     4,710
          L-3 Communications Holdings, Inc..........     65,000     5,652
          Union Pacific Corp........................    110,000     7,029
                                                                 --------
                                                                   33,043
                                                                 --------
       INFORMATION TECHNOLOGY -- 14.9%
          Cisco Systems, Inc./(2)/..................    330,000     7,900
          Corning, Inc..............................    315,000     6,083
          Hewlett-Packard Co........................    117,000     6,027
          International Business Machines Corp......     45,000     5,891
          Microsoft Corp............................    250,000     7,622
          Nokia OYJ Sponsored ADR...................    345,000     4,433
          QUALCOMM, Inc.............................    170,000     7,864
          Research In Motion Ltd./(2)/..............    101,000     6,822
                                                                 --------
                                                                   52,642
                                                                 --------
       MATERIALS -- 7.0%
          Alcoa, Inc................................    335,000     5,400
          Freeport-McMoRan Copper & Gold, Inc./(2)/.     81,000     6,503
          Nucor Corp................................    135,000     6,298
          Potash Corp. of Saskatchewan, Inc.........     60,000     6,510
                                                                 --------
                                                                   24,711
                                                                 --------
       TELECOMMUNICATION SERVICES -- 3.5%
          AT&T, Inc.................................    220,000     6,167
          Verizon Communications, Inc...............    192,000     6,361
                                                                 --------
                                                                   12,528
                                                                 --------
       UTILITIES -- 1.6%
          Exelon Corp...............................    119,000     5,816
                                                                 --------
                                                                    5,816
                                                                 --------
              TOTAL COMMON STOCKS (Identified Cost $256,657)      272,811
                                                                 --------

                       See notes to financial statements

                                                          NUMBER OF
                                                           SHARES       VALUE
                                                          ----------  --------
    EXCHANGE TRADED FUNDS                           2.8%
       PowerShares Deutsche Bank Agriculture Fund/(2)/       206,000  $  5,447
       Templeton Dragon Fund, Inc.....................       160,000     4,360
                                                                      --------
           TOTAL EXCHANGE TRADED FUNDS (Identified Cost $9,592)          9,807
                                                                      --------
           TOTAL LONG TERM INVESTMENTS -- 80.0% (Identified Cost
             $266,249)........................................         282,618
                                                                      --------
    SHORT-TERM INVESTMENTS                         20.0%
    MONEY MARKET MUTUAL FUNDS -- 1.8%
       Dreyfus Cash Management Fund -- Institutional
         Shares (seven-day effective yield 0.080%)....     6,455,887     6,456
                                                                      --------

                                                             PAR
                                                          ----------
    U.S. TREASURY BILLS/(3)/ -- 18.2%
       U.S. Treasury Bill
         0.136%, 2/11/10............................      $   44,000    43,999
         0.455%, 4/1/10.............................          20,000    19,997
                                                                      --------
                                                                        63,996
                                                                      --------
           TOTAL SHORT-TERM INVESTMENTS (Identified Cost $70,420)       70,452
                                                                      --------
           TOTAL INVESTMENTS (Identified Cost $336,669) --
             100.0%/(1)/......................................         353,070
           OTHER ASSETS AND LIABILITIES, NET -- (0.0)%........             (16)
                                                                      --------
           NET ASSETS -- 100.0%...............................        $353,054
                                                                      ========

--------
 (1) Federal Income Tax Information : For tax information at December 31, 2009, see Note 9 Federal Income Tax Information in the Notes to Financial Statements.
 (2) Non-income producing.
 (3) The rate shown is the discount rate.

             COUNTRY WEIGHTINGS AS OF DECEMBER 31, 2009+
             United States (includes short-term investments).  85%
             Canada..........................................   4%
             Bermuda.........................................   3%
             Brazil..........................................   2%
             Switzerland.....................................   2%
             United Kingdom..................................   2%
             Greece..........................................   1%
             Other...........................................   1%
                                                              ---
             TOTAL........................................... 100%
                                                              ===

              --------
              + % of total investments as of December 31, 2009

                       See notes to financial statements

The following table provides a summary of inputs used to value the Fund's net assets as of December 31, 2009. (See Security Valuation Note 2A in the Notes to Financial Statements):

                                                                      LEVEL 2
                                       TOTAL VALUE AT               SIGNIFICANT
                                        DECEMBER 31,     LEVEL 1    OBSERVABLE
                                            2009      QUOTED PRICES   INPUTS
                                       -------------- ------------- -----------
    Equity Securities:
       Common Stocks..................    $272,811      $272,811      $    --
       Exchange Traded Funds..........       9,807         9,807           --
       Short-Term Investments.........       6,456         6,456           --
    Debt Securities:
       U.S. Government Securities.....      63,996            --       63,996
                                          --------      --------      -------
    Total Investments.................    $353,070      $289,074      $63,996
                                          ========      ========      =======

   There are no Level 3 (significant unobservable inputs) priced securities.

                       See notes to financial statements

                             THE ZWEIG FUND, INC.

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 2009

(REPORTED IN THOUSANDS EXCEPT SHARES OUTSTANDING AND PER SHARE AMOUNTS)

   ASSETS
      Investment securities at value (Identified Cost $336,669 ). $ 353,070
      Cash.......................................................        12
      Receivables
          Dividends..............................................       385
      Prepaid expenses...........................................        49
                                                                  ---------
          Total Assets...........................................   353,516
                                                                  ---------
   LIABILITIES
      Payables
          Investment advisory fee................................       253
          Administration fee.....................................        19
          Professional fees......................................        52
          Transfer agent fee.....................................        35
          Directors' fees........................................         9
          Other accrued expenses.................................        94
                                                                  ---------
          Total Liabilities......................................       462
                                                                  ---------
   NET ASSETS.................................................... $ 353,054
                                                                  =========
   NET ASSET VALUE PER SHARE
      ($353,054 / 91,955,558).................................... $    3.84
                                                                  =========

   NET ASSETS CONSIST OF:
      Capital paid in on shares of beneficial interest........... $ 476,673
      Accumulated undistributed net investment income (loss).....       553
      Accumulated net realized gain (loss).......................  (140,573)
      Net unrealized appreciation (depreciation).................    16,401
                                                                  ---------
   NET ASSETS.................................................... $ 353,054
                                                                  =========

                       See notes to financial statements

                             THE ZWEIG FUND, INC.

                            STATEMENT OF OPERATIONS

                         YEAR ENDED DECEMBER 31, 2009

(REPORTED IN THOUSANDS)

INVESTMENT INCOME
   Income
       Dividends................................................................. $  5,744
       Interest..................................................................      307
       Foreign taxes withheld....................................................      (55)
                                                                                  --------
              Total Investment Income............................................    5,996
                                                                                  --------
   Expenses
       Investment advisory fees..................................................    2,704
       Administration fees.......................................................      207
       Transfer agent fees and expenses..........................................      202
       Printing fees and expenses................................................      216
       Directors' fees...........................................................      134
       Professional fees.........................................................      116
       Custodian fees............................................................       23
       Miscellaneous expenses....................................................      284
                                                                                  --------
              Total Expenses.....................................................    3,886
                                                                                  --------
                 Net Investment Income...........................................    2,110
                                                                                  --------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   Net realized gain (loss) on:
       Investments...............................................................  (26,110)
   Net change in unrealized appreciation (depreciation) on:
       Investments...............................................................   86,302
                                                                                  --------
          Net gain (loss) investments............................................   60,192
                                                                                  --------
          Net increase (decrease) in net assets resulting from operations........ $ 62,302
                                                                                  ========

                       See notes to financial statements

                             THE ZWEIG FUND, INC.

                      STATEMENT OF CHANGES IN NET ASSETS

(REPORTED IN THOUSANDS)

                                                                            YEAR ENDED        YEAR ENDED
                                                                         DECEMBER 31, 2009 DECEMBER 31, 2008
                                                                         ----------------- -----------------
INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS
       Net investment income (loss).....................................     $  2,110          $   3,554
       Net realized gain (loss).........................................      (26,110)            (3,401)
       Net change in unrealized appreciation (depreciation).............       86,302           (149,570)
                                                                             --------          ---------
          NET INCREASE (DECREASE) IN NET ASSETS RESULTING
            FROM OPERATIONS.............................................       62,302           (149,417)
                                                                             --------          ---------
   DISTRIBUTIONS TO SHAREHOLDERS FROM
       Net investment income............................................       (2,174)            (4,008)
       Net realized short-term gains....................................           --             (8,761)
       Tax return of capital............................................      (29,367)           (34,773)
                                                                             --------          ---------
          DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
            SHAREHOLDERS................................................      (31,541)           (47,542)
                                                                             --------          ---------
   CAPITAL SHARE TRANSACTIONS
       Net proceeds from the sales of shares during rights
         offering.......................................................           --                148/(1)/
                                                                             --------          ---------
          Net increase in net assets derived from capital share
            transactions................................................           --                148
                                                                             --------          ---------
          Net increase (decrease) in net assets.........................       30,761           (196,811)
NET ASSETS
   Beginning of period..................................................      322,293            519,104
                                                                             --------          ---------
   End of period........................................................     $353,054          $ 322,293
                                                                             ========          =========
   Accumulated undistributed net investment income (loss) at
     end of period......................................................     $    553          $     665

--------
/(1)/ Adjustment to bring costs estimated in connection with the September 2007 rights offering to actual.

                       See notes to financial statements

                             THE ZWEIG FUND, INC.

                             FINANCIAL HIGHLIGHTS

         (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

                                                                        YEAR ENDED DECEMBER 31,
                                                    ----------------------------------------------------------
                                                      2009        2008           2007         2006        2005
                                                    --------  --------      --------        --------  --------
PER SHARE DATA
Net asset value, beginning of period............... $   3.50  $   5.65      $   5.99        $   5.82  $   6.02
                                                    --------  --------      --------        --------  --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)/(6)/..................     0.02      0.04          0.05            0.07      0.08
Net realized and unrealized gains (losses).........     0.66     (1.67)         0.39            0.68      0.31/(5)/
                                                    --------  --------      --------        --------  --------
Total from investment operations...................     0.68     (1.63)         0.44            0.75      0.39
                                                    --------  --------      --------        --------  --------
DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income...............    (0.02)    (0.04)        (0.05)          (0.07)    (0.11)
Distributions from net realized gains..............       --     (0.10)        (0.34)          (0.21)    (0.28)
Tax return of capital..............................    (0.32)    (0.38)        (0.20)          (0.30)    (0.20)
                                                    --------  --------      --------        --------  --------
Total dividends and distributions..................    (0.34)    (0.52)        (0.59)          (0.58)    (0.59)
                                                    --------  --------      --------        --------  --------
Dilutive effect on net asset values as a result of
  capital contribution.............................       --        --            --              --       -- /(4)/
Dilutive effect on net asset values as a result of
  rights offering..................................       --       -- /(4)/    (0.19)/(1)/        --        --
                                                    --------  --------      --------        --------  --------
Change in net asset value..........................     0.34     (2.15)        (0.34)           0.17     (0.20)
                                                    --------  --------      --------        --------  --------
   Net asset value, end of period.................. $   3.84  $   3.50      $   5.65        $   5.99  $   5.82
                                                    ========  ========      ========        ========  ========
   Market value, end of period/(2)/................ $   3.31  $   2.88      $   5.05        $   5.90  $   5.25
                                                    ========  ========      ========        ========  ========
Total investment return/(3)/.......................    29.08%   (35.32)%       (5.12)%/(7)/    24.87%     5.78%
                                                    ========  ========      ========        ========  ========
Total return on net asset value/(8)/...............    23.22%   (29.75)%        8.75%          14.58%     7.90%
                                                    ========  ========      ========        ========  ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)........... $353,054  $322,293      $519,104        $438,544  $426,378
Ratio of expenses to average net assets
  (excluding dividends on short sales).............     1.22%     1.18%         1.13%           1.18%     1.26%
Ratio of expenses to average net assets
  (including dividends on short sales).............     1.22%     1.18%         1.13%           1.21%     1.33%
Ratio of net investment income to average net
  assets...........................................     0.66%     0.83%         0.82%           1.20%     1.31%
Portfolio turnover rate............................       35%       39%           58%             39%       45%

        For definitions and explanations of the Footnotes see page 16.

                       See notes to financial statements

--------
(1)Shares were sold at a 5% discount from a 5-day average market price from 8/29/07 to 9/5/07.
(2)Closing Price -- New York Stock Exchange.
(3)Total investment return is calculated assuming a purchase of a share of the Fund's common stock at the opening NYSE share price on the first business day and a sale at the closing NYSE share price on the last business day of each period reported. Dividends and distributions, if any, are assumed for the purpose of this calculation, to be reinvested at prices obtained under the Fund's Automatic Reinvestment and Cash Purchase Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net assets from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
(4)Amount is less than $0.005.
(5)The net realized and unrealized gains (losses) includes a voluntary payment made by the Adviser to fully offset the net gains and losses associated with a violation of investment restrictions. If this payment was not included, the per share impact would be less than $0.01.
(6)Computed using average shares outstanding.
(7)Total investment return includes the dilutive effect of the rights offering. Without this effect, the total investment return would have been (3.83)%.
(8)NAV return is calculated using the opening Net Asset Value price of the Fund's common stock on the first business day and the closing Net Asset Value price of the Fund's common stock on the last business day of each period reported. Dividends and distributions, if any, are assumed for the purpose of this calculation, to be reinvested at prices obtained under the Fund's Automatic Reinvestment and Cash Purchase Plan.

                       See notes to financial statements

                             THE ZWEIG FUND, INC.

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 2009

NOTE 1 -- ORGANIZATION

   The Zweig Fund, Inc. (the "Fund") is a closed-end, diversified management investment company registered under the Investment Company Act of 1940 (the "Act"). The Fund was incorporated under the laws of the State of Maryland on June 18, 1986. The Fund's objective is capital appreciation, primarily through investment in equity securities, consistent with the preservation of capital and reduction of risk.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principals generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.

  A. SECURITY VALUATION:

   Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price.

   Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service, which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Due to continued volatility in the current market, valuations developed through pricing techniques may materially vary from the actual amounts realized upon sale of the securities.

   As required, some securities and other assets may be valued at fair value as determined in good faith by or under the direction of the Directors.

   Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

   Investments in underlying funds are valued at each fund's closing net asset value determined as of the close of business of the New York Stock Exchange (generally 4:00 p.m. Eastern time).

   Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market.

   The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels:

   .   Level 1 -- quoted prices in active markets for identical securities

   . Level 2 -- prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

   . Level 3 -- prices determined using significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

   A summary of the inputs used to value the Fund's net assets by each major security type is disclosed at the end of the Schedule of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  B. SECURITY TRANSACTIONS AND RELATED INCOME:

   Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

  C. INCOME TAXES:

   The Fund is treated as a separate taxable entity. It is the policy of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

   The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

   Accounting for Uncertainty in Income Taxes, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Fund's tax positions and has concluded that no provision for income tax is required in the Fund's financial statements. The Fund is unaware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

  D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

   Distributions are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

   The Fund has a Managed Distribution Plan to pay 10 percent of the Fund's net asset value ("NAV") on an annualized basis. Distributions may represent earnings from net investment income, realized capital gains, or, if necessary, return of capital. Shareholders should not draw any conclusions about the Fund's investment performance from the terms of the Fund's Managed Distribution Plan. As noted in the Statement of Changes, the Fund distributed a return of capital.

  E. FOREIGN CURRENCY TRANSLATION:

   Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Fund does not isolate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

NOTE 3 -- INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

($ REPORTED IN THOUSANDS UNLESS OTHERWISE NOTED)

   Virtus Investment Advisers, Inc. ("VIA" the "Adviser") is an indirect wholly-owned subsidiary of Virtus Investment Partners, Inc. ("Virtus").

   A) INVESTMENT ADVISORY FEE: The Investment Advisory Agreement (the "Agreement") between the Adviser and the Fund provides that, subject to the direction of the Board of Directors of the Fund and the applicable provisions of the Act, the adviser is responsible for the actual management of the Fund's portfolio. The responsibility for making decisions to buy, sell, or hold a particular investment rests with the Adviser, subject to review by the Board of Directors and the applicable provisions of the Act. For the services provided by the Adviser under the Agreement, the Fund pays the Adviser a monthly fee equal, on an annual basis to 0.85% of the Fund's average daily net assets. During the fiscal year ended (the "period") December 31, 2009, the Fund incurred advisory fees of $2,704.

   Zweig Consulting LLC (the "Sub-Adviser"), which serves as the Sub-Adviser for the Fund, performs certain asset allocation research and analysis and provides such advice to the Adviser. The Sub-Adviser's fees are paid by the Adviser.

   B) ADMINISTRATION FEE: VP Distributors, Inc., an indirect wholly-owned subsidiary of Virtus, serves as the Fund's Administrator (the "Administrator") pursuant to an Administration Agreement. During the period ended December 31, 2009, the Fund incurred Administration fees of $207.

   C) DIRECTORS FEE ($ NOT REPORTED IN THOUSANDS):

   During the period the Fund paid each Director who is not an interested person of the Fund or the Adviser or a co-lead Director a fee of $11,000 per year plus $1,500 per Directors' or committee meeting attended, together with the out-of-pocket costs relating to attendance at such meetings. The co-lead Directors are paid an additional $10,000 retainer each per year. The Audit Committee chairperson is paid an additional fee of $5,000 per year. Any Director of the Fund who is an interested person of the Fund or the Adviser receives no remuneration from the Fund.

NOTE 4 -- PURCHASES AND SALES OF SECURITIES:

($ REPORTED IN THOUSANDS)

   Purchases and sales of securities (excluding U.S. Government and agency securities and short-term securities) for the period ended December 31, 2009, were as follows:

                                Purchases. $ 89,092
                                Sales.....  118,713

   There were no purchases and sales of long-term U.S. Government and agency securities for the period ended December 31, 2009.

NOTE 5 -- INDEMNIFICATIONS

   Under the Fund's organizational documents and related agreements, its directors and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these arrangements.

NOTE 6 -- CAPITAL STOCK AND REINVESTMENT PLAN

   At December 31, 2009, the Fund had one class of common stock, par value $.10 per share, of which 200,000,000 shares are authorized and 91,955,558 shares are outstanding.

   Registered shareholders may elect to have all distributions paid by check mailed directly to the shareholder by Computershare as dividend paying agent. Pursuant to the Automatic Reinvestment and Cash Purchase Plan (the "Plan"), shareholders not making such election will have all such amounts automatically reinvested by Computershare, as the Plan agent, in whole or fractional shares of the Fund, as the case may be. During the years ended December 31, 2008 and December 31, 2009, there were no shares issued pursuant to the Plan.

   In a non-transferable rights offering ended September 5, 2007, shareholders exercised rights to purchase 18,400,000 shares of common stock at an offering price of $4.81 per share for proceeds, net of expenses, of $87,859,000. Expenses were adjusted by $148,211 in 2008, resulting in final net proceeds of $88,007,211.

   On December 21, 2009, the Fund announced a distribution of $0.095 per share to shareholders of record on December 31, 2009. This distribution has an ex-dividend date of January 5, 2010, and is payable on January 11, 2010. Please see inside front cover for more information on fund distributions.

NOTE 7 -- CREDIT RISK AND ASSET CONCENTRATIONS

   In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund's ability to repatriate such amounts.

   The Fund may invest a high percentage of its assets in specific sectors of the market in its pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

NOTE 8 -- REGULATORY EXAMS

   Federal and state regulatory authorities from time to time make inquiries and conduct examinations regarding compliance by Virtus and its subsidiaries (collectively "the Company") with securities and other laws and regulations affecting their registered products.

   There are currently no such matters which the Company believes will be material to these financial statements.

NOTE 9 -- FEDERAL INCOME TAX INFORMATION

($ REPORTED IN THOUSANDS)

   At December 31, 2009, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Fund were as follows:

                                                        NET UNREALIZED
           FEDERAL        UNREALIZED      UNREALIZED     APPRECIATION
           TAX COST      APPRECIATION    DEPRECIATION   (DEPRECIATION)
        --------------  --------------  --------------  --------------
           $339,211        $35,954        $(22,095)        $13,859

   The Fund has capital loss carryover, which may be used to offset future capital gains as follows:

                             EXPIRATION YEAR
--------------------------------------------------------------------------
    2010            2011            2016            2017            TOTAL
-------------   -------------   -------------   -------------   -------------
   $83,074         $26,802         $2,219          $20,958        $133,053

   The Fund may not realize the benefit of these losses to the extent it does not realize gains on investments prior to the expiration of the capital loss carryovers. In addition, under certain conditions, the Fund may lose the benefit of these losses to the extent that distributions to shareholders exceed required distribution amounts as defined under the Internal Revenue Code. Shareholders may also pay additional taxes on these excess distributions.

   Under current tax law, foreign currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2009, the Fund deferred $4,979 and recognized $1,625 of post-October losses.

   The components of distributable earnings on a tax basis (excluding unrealized appreciation
(depreciation) which is disclosed in the table above) consist of undistributed ordinary income of $0 and undistributed long-term capital gains of $0.

   The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the Statement of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

NOTE 10 -- RECLASSIFICATION OF CAPITAL ACCOUNTS

   As of December 31, 2009, the Fund increased undistributed net investment income by $29,319, decreased the accumulated net realized loss by $49, and decreased capital paid in on shares of beneficial interest by $29,368.

NOTE 11 -- RECENT ACCOUNTING PRONOUCEMENTS

   In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact ASU No. 2010-06 will have on its financial statement disclosures.

NOTE 12 -- SUBSEQUENT EVENT EVALUATIONS

   Management has evaluated the impact of all subsequent events on the Fund through February 16, 2010, the date the financial statements were issued, and has determined that the following subsequent event requires recognition or disclosure in these financial statements.

   Virtus Distributors, Inc., the Fund's administrator, sub-contracts with PNC Global Investment Servicing for certain sub-administrative duties.

   On February 2, 2010, The PNC Financial Services Group, Inc. ("PNC") entered into a Stock Purchase Agreement (the "Stock Purchase Agreement") with The Bank of New York Mellon Corporation ("BNY Mellon"). Upon the terms and subject to the conditions set forth in the Stock Purchase Agreement, which has been approved by the board of directors of each company, PNC will sell to BNY Mellon (the "Stock Sale") 100% of the issued and outstanding shares of PNC Global Investment Servicing Inc., an indirect, wholly-owned subsidiary of PNC. The Stock Sale includes PNC Global Investment Servicing (U.S.) Inc., and is expected to close in the third quarter of 2010.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of The Zweig Fund, Inc.

   In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Zweig Fund, Inc. (the "Fund") at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Philadelphia PA
February 16, 2010

                           CERTIFICATION (UNAUDITED)

   In accordance with the requirements of the Sarbanes-Oxley Act, the Fund's CEO (the President of the Fund) and CFO (the Treasurer of the Fund) have filed the required "Section 302" certifications with the SEC on Form N-CSR.

   In accordance with Section 303A of the NYSE listed company manual, the CEO certification has been filed with the NYSE.

                          TAX INFORMATION (UNAUDITED)

   For the fiscal year ended December 31, 2009, for federal income tax purposes, 100% of the ordinary income dividends earned by the Fund qualify for the dividends received deduction ("DRD") for corporate shareholders.

   For the fiscal year ended December 31, 2009, the Fund hereby designates 100%, or the maximum amount allowable, of its ordinary income dividends ("QDI") to qualify for the lower tax rates applicable to individual shareholders.

   For the fiscal year ended December 31, 2009, the Fund hereby designates $0, or if subsequently different, as long-term capital gains dividends.

   The actual percentages for the calendar year will be designated in the year-end tax statements.

                                FUND MANAGEMENT

   Information pertaining to the Directors and officers of the Fund as of December 31, 2009 is set forth below. The address of each individual, unless otherwise noted, is c/o Zweig Advisers LLC, 900 Third Avenue, New York, NY 10022.

                            DISINTERESTED DIRECTORS

NAME YEAR OF BIRTH (YOB)
POSITION(S) WITH FUND AND
NUMBER OF PORTFOLIOS IN     TERM OF OFFICE
FUND COMPLEX OVERSEEN        AND LENGTH OF                                PRINCIPAL OCCUPATION(S)
BY DIRECTOR                   TIME SERVED                    DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD
-------------------------  ------------------ --------------------------------------------------------------------------------
  Charles H. Brunie....... Term: Until 2012.  Director, The Zweig Total Return Fund, Inc. (since 1988); Chairman, Brunie
  YOB: 1930                Served since:      Associates (investments) (since April 2001); Oppenheimer Capital (1969-
  Director                 1998.              2000); Chairman (1980-1990), Chairman Emeritus (1990-2000). Chairman
  2                                           Emeritus, Board of Trustees, Manhattan Institute (since 1990); Trustee,
                                              Milton and Rose D. Friedman Foundation for Vouchers (since 1996); Trustee,
                                              Hudson Institute (2002-2008); Chairman of the Board, American Spectator
                                              (since 2002); Chartered Financial Analyst (since 1969).

  Wendy Luscombe.......... Term: Until 2011.  Director of The Zweig Total Return Fund, Inc. (since 2002); Co-lead
  YOB: 1951                Served since:      Independent Director of the Zweig Total Return Fund, Inc. and of The Zweig
  Director                 2002.              Fund, Inc. (since 2006); Principal, WKL Associates, Inc. (Independent Fiduciary
  2                                           and Consultant) (since 1994); Fellow, Royal Institution of Chartered Surveyors;
                                              Member, Chartered Institute of Arbitrators; Director, Endeavour Real Estate
                                              Securities, Ltd. REIT Mutual Fund (2000-2005); Director, PXRE, Group
                                              (reinsurance) (1994-2007); Member and Chairman of Management Oversight
                                              Committee, Deutsche Bank Real Estate Opportunity Fund 1A and 1B (since
                                              2003); Trustee Acadia Realty Trust (since 2004); Member of National
                                              Association of Corporate Directors Teachers Facility (since 2007). Independent
                                              Director of Feldman Mall Properties a private REIT (since 2008).

  Alden C. Olson.......... Term: Until 2010.  Director of The Zweig Total Return Fund, Inc. (since 1996); Currently retired;
  YOB: 1928                Served since:      Chairman Audit Committee of The Zweig Fund, Inc. and The Zweig Total
  Director                 1996.              Return Fund, Inc. (since 2004); Chartered Financial Analyst (since 1964);
  2                                           Professor of Financial Management, Investments at Michigan State University
                                              (1959 to 1990).

  James B. Rogers, Jr..... Term: Until 2012.  Director of The Zweig Total Return Fund, Inc. (since 1988); Private investor
  YOB: 1942                Served since:      (since 1980); Chairman, Beeland Interests (Media and Investments) (since
  Director                 1986.              1980); Regular Commentator on Fox News (2002-2007); Author of
  2                                           "Investment Biker: On the Road with Jim Rogers" (1994), "Adventure
                                              Capitalist" (2003); "Hot Commodities" (2004); "A Bull in China" (2007); and A
                                              Gift to My Children (2009). Director, Levco Series Trust (1996-2006)

  R. Keith Walton......... Term: Until 2011.  Director of The Zweig Total Return Fund, Inc. (since 2004); Co-lead
  YOB: 1964                Served since:      Independent Director of the Zweig Total Return Fund, Inc. and of The Zweig
  Director                 2004.              Fund, Inc. (since 2006); Senior Managing Director, BSE Management LLC
  2                                           (since 2010); Principal and Chief Administrative Officer, Global Infrastructure
                                              Partners (2007-2009); Director, Blue Crest Capital Management Funds (since
                                              2006); Executive Vice President and the Secretary (1996-2007) of the
                                              University at Columbia University; Director (since 2002), Member, Executive
                                              Committee (since 2002), Chair, Audit Committee (since 2003), Apollo Theater
                                              Foundation, Inc.; Director, Orchestra of St. Luke's (since 2000); Vice
                                              President and Trustee, The Trinity Episcopal School Corporation (since
                                              2003); Member (since 1997), Nominating and Governance Committee Board of Directors (since 2004), Council on Foreign Relations.

                           INTERESTED DIRECTOR/(1)/


NAME, YEAR OF BIRTH (YOB),
POSITION(S) WITH FUND,
NUMBER OF PORTFOLIOS IN      TERM OF OFFICE
FUND COMPLEX OVERSEEN         AND LENGTH OF                              PRINCIPAL OCCUPATION(S)
BY DIRECTOR                    TIME SERVED                   DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD
--------------------------  ------------------ -----------------------------------------------------------------------------
 George R. Aylward......... Term: Until 2010.  Director, President and Chief Executive Officer (2008-present), Director and
 100 Pearl Street           Served since:      President (2006-2008), Chief Operating Officer (2004-2006), Vice President,
 Hartford, CT 06103         2006.              Finance, (2001-2002), Virtus Investment Partners, Inc. and/or certain of its
 YOB: 1964                                     subsidiaries. Various senior officer and directorship positions with Virtus
 Director, Chairman of                         affiliates (2005-present). Senior Executive Vice President and President,
 the Board and President                       Asset Management (2007-2008), Senior Vice President and Chief Operating
 48                                            Officer, Asset Management (2004-2007), Vice President and Chief of Staff
                                               (2001-2004), The Phoenix Companies, Inc. Various senior officer and directorship positions with Phoenix affiliates (2005-2008). President (2006-
                                               present), Executive Vice President (2004-2006), the Virtus Mutual Funds
                                               Family. Chairman, President and Chief Executive Officer, The Zweig Fund
                                               Inc. and The Zweig Total Return Fund Inc. (2006-present).

                      OFFICERS WHO ARE NOT DIRECTORS/(2)/

                           POSITION
                        WITH THE FUND
NAME, ADDRESS AND       AND LENGTH OF                                  PRINCIPAL OCCUPATION(S)
DATE OF BIRTH            TIME SERVED                      DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD
-----------------  ------------------------- ----------------------------------------------------------------------------
Carlton Neel...... Executive Vice            Executive Vice President of The Zweig Total Return Fund, Inc. (since 2003);
YOB: 1967          President                 Senior Vice President and Portfolio Manager, Zweig Advisers, LLC (f/k/a
                   since: 2003.              Phoenix/Zweig Adviser, LLC) (since 2003); Managing Director and Co-
                                             Founder, Shelter Rock Capital Partners, LP (2002-2003); Senior Vice
                                             President and Portfolio Manager, Zweig Advisers, LLC (1995-2002); Vice
                                             President, JP Morgan & Co. (1990-1995).

David Dickerson... Senior Vice President     Senior Vice President of The Zweig Total Return Fund, Inc. (since 2003);
YOB: 1967          since: 2003.              Senior Vice President and Portfolio Manager, Zweig Advisers, LLC (f/k/a
                                             Phoenix/Zweig Adviser, LLC) (since 2003); Managing Director and Co-
                                             Founder, Shelter Rock Capital Partners, LP (2002-2003); Vice President and
                                             Portfolio Manager, Zweig Advisers, LLC (1993-2002).

Marc Baltuch...... Vice President and Chief  Vice President and Chief Compliance Officer of The Zweig Total Return Fund,
YOB: 1945          Compliance Officer        Inc. (since 2004); Chief Compliance Officer of Zweig Advisers, LLC (f/k/a
                   since: 2004.              Phoenix/Zweig Adviser, LLC) (since 2004); President and Director of
                                             Watermark Securities, Inc. (since 1991); Secretary of Phoenix-Zweig Trust
                                             (1989-2003); Secretary of Phoenix-Euclid Market Neutral Fund (1998-2002);
                                             Assistant Secretary of Gotham Advisors, Inc. (1990-2005); Chief Compliance
                                             Officer of the Zweig Companies (since 1989) and of the Virtus Mutual Funds
                                             Complex (since 2004). Chief Compliance Officer, The Phoenix Edge Series
                                             Fund (since 2004).

--------
(1)Director considered to be an "interested person" as that term is defined in
   Section 2(a)(19) of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder. Mr. Aylward is considered to be an interested person by reason of his relationship with the Fund.
(2)The term of each officer expires immediately following the 2010 Annual Meeting of Shareholders. Each Board considers reappointments annually.

                      OFFICERS WHO ARE NOT DIRECTORS/(2)/

                         POSITION
                       WITH THE FUND
NAME, ADDRESS AND      AND LENGTH OF                                PRINCIPAL OCCUPATION(S)
DATE OF BIRTH          TIME SERVED                      DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD
-----------------   -------------------- -------------------------------------------------------------------------------
Kevin J. Carr...... Secretary and Chief  Secretary and Chief Legal Officer of Zweig Total Return Fund, Inc. (since
100 Pearl Street    Legal Officer        2005); Vice President, Counsel and Secretary, Virtus Investment Partners, Inc.
Hartford, CT 06103  since: 2005.         and/or certain of its subsidiaries (since 2008). Vice President and Counsel,
YOB: 1954                                Phoenix Life Insurance Company (2005-2008). Vice President, Counsel, Chief
                                         Legal Officer and Secretary, certain funds within Virtus Mutual Fund
                                         Complex (since 2005). Compliance Officer of Investments and Counsel,
                                         Travelers Life & Annuity Company (January 2005-May 2005). Assistant
                                         General Counsel and certain other positions, The Hartford Financial Services
                                         Group (1995-2005).

Moshe Luchins...... Vice President       Vice President of The Zweig Total Return Fund, Inc. (since 2004); Associate
YOB: 1971           since: 2004.         Counsel (1996-2005), Associate General Counsel (since 2006) of the Zweig
                                         Companies.

Nancy Curtiss...... Treasurer            Treasurer of The Zweig Total Return Fund, Inc. (since 2003); Senior Vice
100 Pearl Street    since: 2003.         President, Operations (since 2008), Vice President, Head of Asset
Hartford, CT 06103                       Management Operations (2007-2008), Vice President (2003-2007), Virtus
YOB: 1952                                Investment Partners, Inc. and/or certain of its subsidiaries. Assistant
                                         Treasurer (since 2001), VP Distributors, Inc. (f/k/a Phoenix Equity Planning
                                         Corporation). Treasurer of various other investment companies within the
                                         Virtus Mutual Funds Complex (since 1994).

Jacqueline Porter.. Vice President and   Vice President and Assistant Treasurer of The Zweig Total Return Fund, Inc.
100 Pearl Street    Assistant Treasurer  (since 2006); Assistant Vice President, Fund Administration and Tax, VP
Hartford, CT 06103  since: 2006.         Distributors, Inc. (f/k/a Phoenix Equity Planning Corporation )(since 1995);
YOB: 1958                                Vice President and Assistant Treasurer, multiple funds in the Virtus Mutual
                                         Fund Complex (since 1995). Vice President and Assistant Treasurer, The
                                         Phoenix Edge Series Fund (since 1999).

--------
(2)The term of each officer expires immediately following the 2010 Annual Meeting of Shareholders. Each Board considers reappointments annually.

                                KEY INFORMATION

ZWEIG SHAREHOLDER RELATIONS: 1-800-272-2700
   For general information and literature, as well as updates on net asset value, share price, major industry groups and other key information

                               REINVESTMENT PLAN

   Many of you have questions about our reinvestment plan. We urge shareholders who want to take advantage of this plan and whose shares are held in "Street Name," to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

                           REPURCHASE OF SECURITIES

   Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.

                     PROXY VOTING INFORMATION (FORM N-PX)

   The Adviser and Sub-Adviser vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund's Board of Directors. You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, 2009, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

                             FORM N-Q INFORMATION

   The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC's website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC's Public Reference Room. Information on the operation of the SEC's Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

                 AUTOMATIC REINVESTMENT AND CASH PURCHASE PLAN

   The Zweig Fund, Inc. (the "Fund") allows you to conveniently reinvest distributions quarterly in additional Fund shares thereby enabling you to compound your returns from the Fund. By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow.

   It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

ENROLLMENT IN THE REINVESTMENT PLAN

   It is the policy of the Fund to automatically reinvest distributions payable to shareholders. A "registered" shareholder automatically becomes a participant in the Fund's Automatic Dividend Reinvestment and Cash Purchase Plan (the "Plan"). The Plan authorizes the Fund to credit all shares of common stock to participants upon a distribution regardless of whether the shares are trading at a discount or premium to the net asset value. Registered shareholders may terminate their participation and receive distributions in cash by contacting Computershare Trust Company, N.A. (the "Plan Administrator"). The termination will become effective with the next distribution if the Plan Administrator is notified at least 7 business days prior to the distribution payment date. Registered shareholders that wish to change their distribution option from cash payment to reinvest may do so by contacting the Plan Administrator at 1-800-272-2700.

   In the case of banks, brokers, or other nominees which hold your shares for you as the beneficial owner, the Plan Administrator will administer the Plan based on the information provided by the bank, broker or nominee. To the extent that you wish to participate in the Plan, you should contact the broker, bank or nominee holding your shares to ensure that your account is properly represented. If necessary, you may have your shares taken out of the name of the broker, bank or nominee and register them in your own name.

HOW SHARES ARE PURCHASED THROUGH THE REINVESTMENT PLAN

   When a distribution is declared, nonparticipants in the plan will receive cash. Participants in the plan will receive shares of the Fund valued as described below:

   If on the record date of the distribution, the market price of the Fund's common stock is less than the net asset value, the Plan Administrator will buy Fund shares on behalf of the Participant in the open market, on the New York Stock Exchange (NYSE) or elsewhere. The price per share will be equal to the weighted average price of all shares purchased, including commissions. Commission rates are currently $0.02 per share, although the rate is subject to change and may vary. If, following the commencement of purchases and before the Plan Administrator has completed its purchases, the trading price equals or exceeds the most recent net asset value of the common shares, the Plan Administrator may cease purchasing shares on the open market and the Fund may issue the remaining shares at a price equal to the greater of (a) the net asset value on the last day the Plan Administrator purchased shares or (b) 95% of the market price on such day. In the case where the Plan Administrator has terminated open market purchase and the Fund has issued the remaining shares, the number of shares received by the Participant in respect of the cash distribution will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issued the remaining shares. Under certain circumstances, the rules and regulations of the Securities and Exchange Commission may require limitation or temporary suspension of market purchases of shares under the Plan. The Plan Administrator will not be accountable for its inability to make a purchase during such a period.

   If on the record date of the distribution, the market price is equal to or exceeds the net asset value, Participants will be issued new shares by the Fund at the greater of the (a) the net asset value on the record date or (b) 95% of the market price on such date.

   The automatic reinvestment of distributions will not relieve Participants of any income tax which may be payable on such distributions. A Participant in the Plan will be treated for federal income tax purposes, as having received on a payment date, a distribution in an amount equal to the cash the participant could have received instead of shares. If you participate in the Plan, you will receive a Form 1099-DIV concerning the Federal tax status of distributions paid during the year.

VOLUNTARY CASH PURCHASE PLAN

   Participants in the Plan have the option of making additional cash payments for investment in shares of the Fund. Such payments can be made in any amount from $100 per payment to $3,000 per month. The Plan Administrator will use the funds received to purchase Fund shares in the open market on the 15/th/ of each month or the next business day if the 15/th/ falls on a weekend or holiday (the "Investment Date"). The purchase price per share will be equal to the weighted average price of all shares purchased on the Investment Date, including commissions. There is no charge to shareholders for Cash Purchases. The plan administrator's fee will be paid by the Fund. However, each participating shareholder will pay pro rata share of brokerage commissions incurred (currently $0.02 per share, but may vary and is subject to change) with respect to the Plan Administrator's open market purchases in connection with all cash investments. Voluntary cash payments should be sent to Computershare Trust Company, N.A., PO Box 43078, Providence, RI 02940-3078.

   Participants have an unconditional right to obtain the return of any cash payment if the Plan Administrator receives written notice at least 5 business days before such payment is to be invested.

AUTOMATIC MONTHLY INVESTMENT

   Participants in the Plan may purchase additional shares by means of an Automatic Monthly Investment of not less than $100 nor more than $3,000 per month by electronic funds transfer from a predesignated U.S. bank account. If a Participant has already established a Plan account and wishes to initiate Automatic Monthly Investments, the Participant must complete and sign an automatic monthly investment form and return it to the Plan Administrator together with a voided check or deposit slip for the account from which funds are to be withdrawn. Automatic monthly investment forms may be obtained from the Plan Administrator by calling 1-800-272-2700.

TERMINATION OF SHARES

   Shareholders wishing to liquidate shares held with the Plan Administrator must do so in writing or by calling 1-800-272-2700. The Plan Administrator does not charge a fee for liquidating your shares; however, a brokerage commission of $0.02 will be charged. This charge may vary and is subject to change.

   Once terminated, you may re-enroll in the Plan (provided you still have shares registered in your name) by contacting the Plan Administrator at 1-800-272-2700.

ADDITIONAL INFORMATION

   For more information regarding the Automatic Reinvestment and Cash Purchase Plan, please contact the Plan Administrator at 1-800-272-2700 or visit our website at Virtus.com.

   The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such distribution. The Plan also may be amended or terminated by the Plan Administrator with at least 90 days written notice to participants in the Plan.

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics described in Item 2(b) of the instructions for completion of Form N-CSR.

     (d) The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of the instructions for completion of this Item.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant's Board of Trustees has determined that the Registrant has an "audit committee financial expert" serving on its Audit Committee.

(a)(2) Wendy Luscombe has been determined by the Registrant to possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert" effective December 12, 2007. Ms. Luscombe is an "independent" trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

(a)(3)  Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees
----------

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $ 32,000 for 2009 and $32,600 for 2008.

Audit-Related Fees
------------------

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $4,447 for 2009 and $3,097 for 2008. This represents the review of the semi-annual financial statements, and out of pocket expenses.

Tax Fees
--------

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $4,644 for 2009 and $4,600 for 2008.

            "Tax Fees" are those primarily associated with review of the Trust's tax provision and qualification as a regulated investment company
            (RIC) in connection with audits of the Trust's financial statement, review of year-end distributions by the Fund to avoid excise tax for the Trust, periodic discussion with management on tax issues affecting the Trust, and reviewing and signing the Fund's federal income tax returns.

All Other Fees
--------------

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2009 and $7,500 for 2008.

     (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

            The Zweig Fund, Inc. (the "Fund") Board has adopted policies and procedures with regard to the pre-approval of services provided by PwC. The Audit Committee pre-approves: (i) all audit and non-audit services to be rendered to the Fund by PwC; and (ii) all non-audit services to be rendered to the Fund, financial reporting of the Fund provided by PwC to the Adviser or any affiliate thereof that provides ongoing services to the Fund (collectively, "Covered Services"). The Audit Committee has adopted pre-approval procedures authorizing a member of the Audit Committee to pre-approve from time to time, on behalf of the Audit Committee, all Covered Services to be provided by PwC which are not otherwise pre-approved at a meeting of the Audit committee, provided that such delegate reports to the full Audit Committee at its next meeting. The pre-approval procedures do not include delegation of the Audit committee's responsibilities to management. Pre-approval has not been waived with respect to any of the services described above since the date on which the Audit Committee adopted its current pre-approval procedures.

     (e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

            (b)  100% for 2009 and 100% for 2008

            (c)  100% for 2009 and 100% for 2008

            (d)  Not applicable for 2009 and 100% for 2008

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $446,121 for 2009 and $1,624,671 for 2008.

     (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
            (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated audit committee consisting of all the independent directors of the registrant. Audit Committee Members are: Charles H. Brunie, Wendy Luscombe, Prof. Alden C. Olson, James B. Rogers and R. Keith Walton.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)  Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

                               THE ZWEIG FUND, INC

                        THE ZWEIG TOTAL RETURN FUND, INC

                STATEMENT OF POLICY WITH RESPECT TO PROXY VOTING

I Definitions. As used in this Statement of Policy, the following terms shall have the meanings ascribed below:

     A.   "Adviser" refers to Phoenix/Zweig Advisers LLC.

     B. "Corporate Governance Matters" refers to changes involving the corporate ownership or structure of an issuer whose securities are within a Portfolio Holding, including changes in the state of incorporation, changes in capital structure, including increases and decreases of capital and preferred stock issuance, mergers and other corporate restructurings, and anti-takeover provisions such as staggered boards, poison pills, and supermajority voting provisions.

     C. "Delegate" refers to the Adviser or Subadviser to whom responsibility has been delegated to vote proxies for the applicable Portfolio Holding, including any qualified, independent organization engaged by the Adviser to vote proxies on behalf of such delegated entity.

     D. "Fund" shall individually and collectively mean and refer to The Zweig Fund, Inc. and The Zweig Total Return Fund, Inc., and each of them.

     E. "Management Matters" refers to stock option plans and other management compensation issues.

     F. "Portfolio Holding" refers to any company or entity whose securities is held within the investment portfolio(s) of one or more of the Fund as of the date a proxy is solicited.

     G. "Proxy Contests" refer to any meeting of shareholders of an issuer for which there are at least two sets of proxy statements and proxy cards, one solicited by management and the others by a dissident or group of dissidents.

     H.   "Social Issues" refers to social and environmental issues.

     I. "Takeover" refers to "hostile" or "friendly" efforts to effect radical change in the voting control of the board of directors of a company.

II. General Policy. It is the intention of the Fund to exercise stock ownership rights in Portfolio Holdings in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Fund. Accordingly, the Fund or its Delegate(s) shall endeavor to analyze and vote all proxies that are considered likely to have financial implications, and, where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Fund and its Delegate(s) must also identify potential or actual conflicts of interests in voting proxies and address any such conflict of interest in accordance with this Statement of Policy.

III  Factors to Consider When Voting.

     A. A Delegate may abstain from voting when it concludes that the effect on shareholders' economic interests or the value of the Portfolio Holding is indeterminable or insignificant.

     B In analyzing ANTI-TAKEOVER MEASURES, the Delegate shall vote on a case-by-case basis taking into consideration such factors as overall long-term financial performance of the target company relative to its industry competition. Key measures which shall be considered include, without limitation, five-year annual compound growth rates for sales, operating income, net income, and total shareholder returns (share price appreciation plus dividends). Other financial indicators that will be considered include margin analysis, cash flow, and debit levels.

     C. In analyzing CONTESTED ELECTIONS, the Delegate shall vote on a case-by-case basis taking into consideration such factors as the qualifications of all director nominees. The Delegate shall also consider the independence and attendance record of board and key committee members. A review of the corporate governance profile shall be completed highlighting entrenchment devices that may reduce accountability.

     D. In analyzing CORPORATE GOVERNANCE MATTERS, the Delegate shall vote on a case-by-case basis taking into consideration such factors as tax and economic benefits associated with amending an issuer's state of incorporation, dilution or improved accountability associated with changes in capital structure, management proposals to require a supermajority shareholder vote to amend charters and bylaws and bundled or "conditioned" proxy proposals.

     E. In analyzing EXECUTIVE COMPENSATION PROPOSALS and MANAGEMENT MATTERS, the Adviser shall vote on a case-by-case basis taking into consideration such factors as executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

     F. In analyzing PROXY CONTESTS FOR CONTROL, the Delegate shall vote on a case-by-case basis taking into consideration such factors as long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

     G. A Delegate shall generally vote against shareholder SOCIAL MATTERS proposals.

IV   Delegation.

     A. In the absence of a specific direction to the contrary from the Board of Trustees of the Fund, the Adviser will be responsible for voting proxies for all Portfolio Holdings in accordance with this Statement of Policy, or for delegating such responsibility as described below.

     B. The Adviser delegated with authority to vote proxies for Portfolio Holdings shall be deemed to assume a duty of care to safeguard the best interests of the Fund and its shareholders. No Delegate shall accept direction or inappropriate influence from any other client, director or employee of any affiliated company and shall not cast any vote inconsistent with this

          Statement of Policy without obtaining the prior approval of the Fund or its duly authorized representative(s).

     C. With regard to each Series for which there is a duly appointed Subadviser acting pursuant to an investment advisory agreement satisfying the requirements of Section 15(a) of the Investment Company Act of 1940, as amended, and the rules thereunder, the Subadviser may, pursuant to delegated authority from the Adviser, vote proxies for Portfolio Holdings with regard to the Series or portion of the assets thereof for which the Subadviser is responsible. In such case, the Subadviser shall vote proxies for the Portfolio Holdings in accordance with Sections II, III and V of this Statement of Policy, provided, however, that the Subadviser may vote proxies in accordance with its own proxy voting policy/procedures ("Subadviser Procedures") if the following two conditions are satisfied: (1) the Adviser must have approved the Subadviser Procedures based upon the Adviser's determination that the Subadviser Procedures are reasonably designed to further the best economic interests of the affected Fund shareholders, and (2) the Subadviser Procedures are reviewed and approved annually by the Board of Trustees. The Subadviser will promptly notify the Adviser of any material changes to the Subadviser Procedures. The Adviser will periodically review the votes by the Subadviser for consistency with this Statement of Policy.

V.   Conflicts of Interest

     A. The Fund and its Delegate(s) seek to avoid actual or perceived conflicts of interest in the voting of proxies for Portfolio Holdings between the interests of Fund shareholders, on one hand, and those of the Adviser, Delegate, principal underwriter, or any affiliated person of the Fund, on the other hand. The Board of Trustees may take into account a wide array of factors in determining whether such a conflict exists, whether such conflict is material in nature, and how to properly address or resolve the same.

     B. While each conflict situation varies based on the particular facts presented and the requirements of governing law, the Board of Trustees or its delegate(s) may take the following actions, among others, or otherwise give weight to the following factors, in addressing material conflicts of interest in voting (or directing Delegates to vote) proxies pertaining to Portfolio Holdings: (i) rely on the recommendations of an established, independent third party with qualifications to vote proxies such as Institutional Shareholder Services; (ii) vote pursuant to the recommendation of the proposing Delegate; (iii) abstaining; or (iv) where two or more Delegates provide conflicting requests, vote shares in proportion to the assets under management of the each proposing Delegate.

     C. The Adviser shall promptly notify the President of the Fund once any actual or potential conflict of interest exists and their recommendations for protecting the best interests of Fund's shareholders. No Adviser shall waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board of Trustees or the President of the Fund pursuant to section D of this Article.

     D. In the event that a determination, authorization or waiver under this Statement of Policy is requested at a time other than a regularly scheduled meeting of the Board of Trustees, the President of the Fund shall be empowered with the power and responsibility to interpret and apply this Statement of Policy and provide a report of his or her determinations at the next following meeting of the Board of Trustees.

VI.  Miscellaneous.

     A. A copy of the current Statement of Policy with Respect to Proxy Voting and the voting records for the Fund reconciling proxies with Portfolio Holdings and recording proxy voting guideline compliance and justification, shall be kept in an easily accessible place and available upon request.

     B. The Adviser shall present a report of any material deviations from this Statement of Policy at every regularly scheduled meeting of the Board of Trustees and shall provide such other reports as the Board of Trustees may request from time to time. The Adviser shall provide to the Fund or any shareholder a record of its effectuation of proxy voting pursuant to this Statement of Policy at such times and in such format or medium as the Fund shall reasonably request. The Adviser shall be solely responsible for complying with the disclosure and reporting requirements under applicable laws and regulations, including, without limitation, Rule 206(4)-6 under the Investment Advisers Act of 1940. The Adviser shall gather, collate and present information relating to the its proxy voting activities of those of each Delegate in such format and medium as the Fund shall determine from time to time in order for the Fund to discharge its disclosure and reporting obligations pursuant to Rule 30b1-4 under the Investment Company Act of 1940, as amended.

     C. The Adviser shall pay all costs associated with proxy voting for Portfolio Holdings pursuant to this Statement of Policy and assisting the Fund in providing public notice of the manner in which such proxies were voted.

     D. The Adviser may delegate its responsibilities hereunder to a proxy committee established from time to time by the Adviser, as the case may be. In performing its duties hereunder, the Adviser, or any duly authorized committee, may engage the services of a research and/or voting adviser or agent, the cost of which shall be borne by such entity.

          This Statement of Policy shall be presented to the Board of Trustees annually for their amendment and/or approval.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(A)(1) IDENTIFICATION OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS AND DESCRIPTION OF ROLE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

       Following are the names, titles and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager") and each Portfolio Manager's business experience during the past 5 years as of the date of filing of this report: Carlton Neel and David Dickerson have served as Co-Portfolio Managers of the Zweig Fund, Inc. (the "Fund"), a closed end fund managed by Zweig Advisers LLC ("ZA") since April 1, 2003. Mr. Neel and Mr. Dickerson are Senior Vice Presidents of ZA and Euclid Advisors, LLC ("Euclid"), a subsidiary of ZA. Since April 1, 2003, they have also served as Co-Portfolio Managers for The Zweig Total Return Fund, Inc., a closed-end fund managed by ZA, and as Portfolio Managers for the Alternatives Diversifier Fund and Virtus Small-Cap Value Fund (through February 20, 2009 when the fund merged into another Virtus Fund). From April 1, 2003 to June 9, 2008, Messrs. Neil and Dickerson were portfolio managers of the Virtus Market Neutral Fund,. For the period from July 2002 until returning to ZA on April 1, 2003, Mr. Neel and Mr. Dickerson co-founded and managed a hedge fund. From 2008 through September, 2009 Messrs. Neil and Dickerson also assumed responsibility for asset allocation activities for three Virtus mutual fund of funds. During March 2009, Messrs. Neil and Dickerson became Portfolio Managers for the Virtus Growth & Income Fund, Virtus Balanced Fund (equity portion), Virtus Tactical Allocation Fund (equity portion), Phoenix Growth & Income Series and Phoenix Strategic Allocation Series.

       Mr. Neel and Mr. Dickerson began their investment career at the Zweig Companies in 1995 and 1993, respectively.

(A)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBER AND POTENTIAL CONFLICTS OF INTEREST

       OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBER

       The following information is provided as of the fiscal year ended December 31, 2009.

       Mr. Neel and Mr. Dickerson are responsible for the day-to-day management of other portfolios of other accounts, namely The Zweig Total Return Fund, Inc., the Virtus Alternatives Diversifier, Virtus Growth & Income Fund, Virtus Balanced Fund (equity portion), Virtus Tactical Allocation Fund (equity portion), Phoenix Growth & Income Series and Phoenix Strategic Allocation Series. For both Mr. Neel and Mr. Dickerson, the following are tables which provide the number of other accounts managed within the Type of Accounts and the Total Assets for each Type of Account. Also provided for each Type of Account is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.

                                                                  No. of       Total Assets
                                                                 Accounts       in Accounts
    Name of                           Total                        where           where
   Portfolio                         No. of                    Advisory Fee    Advisory Fee
  Manager or           Type of      Accounts                    is Based on     is Based on
  Team Member         Accounts       Managed   Total Assets     Performance     Performance
---------------   ---------------   --------   ------------   --------------   ------------
David Dickerson   Registered           5       $1,375.7 mil         None           None
                  Investment
                  Companies:

                  Other Pooled         2       $  194.1 mil         None           None
                  Investment
                  Vehicles:

                  Other Accounts:     None         None             None           None

Carlton Neel      Registered           5       $1,375.7 mil         None           None
                  Investment
                  Companies:

                  Other Pooled         2       $  194.1 mil         None           None
                  Investment
                  Vehicles:

                  Other Accounts:     None         None             None           None

       POTENTIAL CONFLICTS OF INTERESTS

       There may be certain inherent conflicts of interest that arise in connection with the Mr. Neel's and Mr. Dickerson's management of each Fund's investments and the investments of any other accounts he manages. Such conflicts could arise from the aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the Adviser may have in place that could benefit the Funds and/or such other accounts. The Board of Trustees/Directors has adopted on behalf of the Funds policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the Funds' shareholders. The Advisers and Sub adviser are required to certify their compliance with these procedures to the Board of Trustees on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the Funds' most recent fiscal year ended December 31, 2009. Additionally, there are no material conflicts of interest between the investment strategy of a Fund and the investment strategy of other accounts managed by Mr. Neel and Mr. Dickerson since portfolio managers generally manage funds and other accounts having similar investment strategies.

(A)(3) COMPENSATION STRUCTURE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

       For the most recently completed fiscal year ended December 31, 2009, following is a description of Mr. Neel's and Mr. Dickerson's compensation structure as portfolio managers of ZA and Euclid.

       Virtus Investment Partners, Inc. and its affiliated investment management firms (collectively, "Virtus"), believe that the firm's compensation program is adequate and competitive to attract and retain high-caliber investment professionals. Investment professionals at Virtus receive a competitive base salary, an incentive bonus opportunity and a benefits package. Portfolio managers may also have the opportunity to participate in long-term equity programs, including potential awards of Virtus restricted stock units ("RSUs") with multi-year vesting, subject to Virtus board approval.

       Following is a more detailed description of the compensation structure of the Fund's portfolio managers.

       Base Salary. Each Portfolio Manager is paid a fixed base salary, which is designed to be competitive in light of the individual's experience and responsibilities. Base salary is determined using compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

       Incentive Bonus. Annual incentive payments are based on targeted compensation levels, adjusted based on profitability, investment performance factors and a subjective assessment of contribution to the team effort. The short-term incentive payment is generally paid in cash, but a portion may be made in Virtus RSUs. Individual payments are assessed using comparisons of actual investment performance compared with specific peer groups or index measures. Performance of the funds managed is generally measured over one-, three- and five year periods and an individual manager's participation is based on the performance of each fund/account managed.

       While portfolio manager compensation contains a performance component, this component is further adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risks. This approach ensures that investment management personnel remain focused on managing and acquiring securities that correspond to a fund's mandate and risk profile and are discouraged from taking on more risk and unnecessary exposure to chase performance for personal gain. We believe we have appropriate controls in place to handle any potential conflicts that may result from a substantial portion of portfolio manager compensation being tied to performance

       Other Benefits. Portfolio managers are also eligible to participate in broad-based plans offered generally to employees of Virtus and its affiliates, including 401(k), health and other employee benefit plans.

       In summary, the Investment Manager believes that overall compensation is both fair and competitive while rewarding employees for not taking unnecessary risks to chase personal performance.

(A)(4) DISCLOSURE OF SECURITIES OWNERSHIP

       For the most recently completed fiscal year ended December 31, 2009, beneficial ownership of shares of the Fund by Messrs. Dickerson and Neel are as follows. Beneficial ownership was determined in accordance with rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (17 CFR 240.161-1(a)(2)).

                     Name of Portfolio    Dollar ($) Range of
                        Manager or           Fund Shares
                        Team Member      Beneficially Owned
                     -----------------   --------------------
                     David Dickerson       $ 50,001-$100,000
                     Carlton Neel          $100,001-$150,000

(B)    Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2)  Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
             Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)  Not applicable.

     (b)     Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
             Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (c) A copy of the Registrant's notice to shareholders pursuant to Rule 19(a) under the 1940 Act which accompanied distributions paid during the six month period ended December 31, 2009 pursuant to the Registrant's Managed Distribution Plan are filed herewith as required by the terms of the Registrant's exemptive order issued on November 17, 2008.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) The Zweig Fund, Inc.


By (Signature and Title)* /s/ George R. Aylward
                          --------------------------------
                          George R. Aylward, President
                          (principal executive officer)

Date March 10, 2010
     --------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ George R. Aylward
                          --------------------------------
                          George R. Aylward, President
                          (principal executive officer)

Date March 10, 2010
     --------------


By (Signature and Title)* /s/ Nancy G. Curtiss
                          --------------------------------
                          Nancy G. Curtiss, Treasurer
                          (principal financial officer)

Date March 10, 2010
     --------------

* Print the name and title of each signing officer under his or her signature.